EXHIBIT 10.1

AMENDED AND RESTATED

BUSINESS MANAGEMENT AGREEMENT

THIS AMENDED AND RESTATED BUSINESS MANAGEMENT AGREEMENT (this “Agreement”), effective as of September 8, 2011, is entered into by and between INLAND DIVERSIFIED REAL ESTATE TRUST, INC., a Maryland corporation (the “Company”), and INLAND DIVERSIFIED BUSINESS MANAGER & ADVISOR INC., an Illinois corporation (the “Business Manager”) and, solely for purposes of Section 11 of this Agreement, INLAND REAL ESTATE INVESTMENT CORPORATION, a Delaware corporation, as the sole stockholder of the Company (the “Sponsor”).

WITNESSETH:

WHEREAS, the Company and the Business Manager are parties to a Business Management Agreement, dated August 24, 2009 (the “Original Agreement”);

WHEREAS, the term of the Original Agreement was extended through August 24, 2011 pursuant to that First Extension of the Business Management Agreement, effective August 24, 2010 and extended again through August 24, 2012 pursuant to that Second Extension of the Business Management Agreement, effective August 24, 2011;

WHEREAS, the Company desires to continue to avail itself of the experience, sources of information, advice, assistance and facilities available to the Business Manager and to have the Business Manager continue to be responsible, subject to the supervision of the Board of Directors (as defined herein), for, among other things, the Company’s day-to-day operations; and

WHEREAS, the Company and the Business Manager are desirous of amending and restating the Original Agreement in certain aspects to, among other things, revise certain of the compensation arrangements contained in the Original Agreement, as extended.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties hereto agree as follows:

1.

Definitions. As used herein, the following capitalized terms shall have the meanings set forth below:

 “Acquisition Co.” means Inland Real Estate Acquisitions, Inc., an Illinois corporation.

“Acquisition Expenses” means any and all expenses incurred by the Company, the Business Manager or any Affiliate of either in connection with selecting, evaluating or acquiring any investment in Real Estate Assets, including but not limited to legal fees and expenses, travel and communication, appraisals and surveys, nonrefundable option payments regardless of whether the Real Estate Asset is acquired, accounting fees and expenses, computer related expenses, architectural and engineering reports, environmental and asbestos audits and surveys, title insurance and escrow fees, and personal and miscellaneous expenses.

 “Affiliate” means, with respect to any other Person:

(a)

any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent (10%) or more of the outstanding voting securities of such other Person;

(b)

any Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person;

(c)

any Person directly or indirectly controlling, controlled by or under common control with such other Person;

(d)

any executive officer, director, trustee, general partner or manager of such other Person; and

(e)

any legal entity for which such Person acts as an executive officer, director, trustee, general partner or manager.

“Articles of Incorporation” means the articles of incorporation of the Company, as amended or restated from time to time.

“Average Invested Assets” means, for any period, the average of the aggregate book value of the assets of the Company, including all intangibles and goodwill, invested, directly or indirectly, in equity interests in, and loans secured by, Real Estate Assets, as well as amounts invested in consolidated and unconsolidated joint ventures or other partnerships, REITs and other Real Estate Operating Companies, before reserves for amortization and depreciation or bad debts or other similar non-cash reserves, computed by taking the average of these values at the end of each month during the relevant calendar quarter. For purposes of calculating the Management Fee pursuant to Section 8(a) of the Agreement, Average Invested Assets shall not include any investments in securities including any non-controlling interests in REITs or other Real Estate Operating Companies, for which a separate investment advisor fee is paid.

“Board of Directors” means the persons holding the office of director of the Company as of any particular time under the Articles of Incorporation.

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder or corresponding provisions of subsequent revenue laws.

“Determination Date” means the day on which Market Value is determined.

“Equity Stock” means all classes or series of capital stock of the Company, including, without limit, its common stock, $.001 par value per share, and preferred stock, $.001 par value per share.

“Fiscal Year” means the calendar year ending December 31.

“GAAP” means generally accepted accounting principles as in effect in the United States of America from time to time or any other accounting basis mandated by the Securities and Exchange Commission.

 “Gross Offering Proceeds” means the total proceeds from the sale of 500,000,000 Shares in the Offering before deducting Offering Expenses. For purposes of calculating Gross Offering Proceeds, the selling price for all Shares, including those for which volume discounts apply, shall be deemed to be $10.00 per Share. Unless specifically included in a given calculation, Gross Offering Proceeds does not include any proceeds from the sale of Shares under the Company’s distribution reinvestment plan.

 “Independent Director” means any director of the Company who:

(a)

is not associated and has not been associated within the two years prior to becoming an Independent Director, directly or indirectly, with the Sponsor, the Business Manager or any of their Affiliates, whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or as an officer or director of the Sponsor, the Business Manager or any of their Affiliates;

(b)

has not served, or is not serving, as a director for more than three REITs organized by the Sponsor or advised by the Business Manager or any of its Affiliates; and

(c)

performs no other services for the Company, except as a director.

For purposes of this definition, a business or professional relationship will be considered material if the gross revenue derived by the director exceeds five percent (5%) of either the director’s annual gross revenue during either of the aforementioned prior two years or the director’s net worth on a fair market value basis during the aforementioned prior two years.  An indirect relationship shall include circumstances in which a director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with the Company, the Sponsor, the Business Manager or any of their Affiliates during the aforementioned two year period.

“Invested Capital” means the aggregate original issue price paid for the Shares reduced by prior distributions, identified as special distributions, from the sale or financing of the Company’s Real Estate Assets.

“Liquidity Event” means a Listing or any merger, reorganization, business combination, share exchange or acquisition by any Person or related group of Persons of beneficial ownership of all or substantially all of the Shares in one or more related transactions, or another similar transaction involving the Company, pursuant to which the Stockholders receive cash or the securities of another issuer that are listed on a national securities exchange, as full or partial consideration for their Shares.

“Listing” means the filing of a Form 8-A (or any successor form) to register the Shares, or the shares of common stock of any of the Company’s subsidiaries, on a national securities exchange and the approval of an original listing application related thereto by the applicable exchange; provided, that the Shares, or the shares of common stock of any of the Company’s subsidiaries, shall not be deemed to be Listed until trading in the Shares, or the shares of common stock of any of the Company’s subsidiaries, shall have commenced on the relevant national securities exchange.  Upon a Listing, the Shares, or the shares of common stock of the Company’s subsidiaries, shall be deemed “Listed.”  A Listing shall also be deemed to occur on the effective date of a merger in which the consideration received by the holders of the Shares is securities of another issuer that are listed on a national securities exchange; provided, however, that if the merger is effectuated through a wholly owned subsidiary of the Company, the consideration received by the Company shall be distributed to the holders of the Shares.

“Management Fee” means any fees payable to the Business Manager under Section 8(a) or Section 10 of this Agreement.

 “Market Value” means the value of the Company measured in connection with an applicable Liquidity Event determined as follows: (1) in the case of the Listing of the Shares, or the shares of the common stock of any of the Company’s subsidiaries, on a national securities exchange, by taking the average closing price over the period of thirty (30) consecutive trading days during which the Shares, or the shares of the common stock of the Company’s subsidiary, as applicable, are eligible for trading, beginning on the 180th day after Listing of the Shares, or the shares of the common stock of the Company’s subsidiary, as applicable; or (2) in the case of the receipt by Stockholders of securities of another entity that are trading on a national securities exchange prior to, or that become listed on a national securities exchange concurrent with, the consummation of the Liquidity Event, as follows: (a) in the case of securities of another entity that are trading on a national securities exchange prior to the consummation of the Liquidity Event, the value ascribed to the securities in the transaction giving rise to the Liquidity Event; and (b) in the case of securities of another entity that become listed on a national securities exchange concurrent with the consummation of the Liquidity Event, the average closing price over a period of thirty (30) consecutive trading days during which the securities are eligible for trading, beginning on the 180th day after the listing of the securities.  In addition, any cash consideration received by the Stockholders in connection with any Liquidity Event shall be added to the Market Value determined in accordance with clause (1) or (2).

“Marketing Contribution” means any and all compensation payable to underwriters, dealer managers or other broker-dealers in connection with marketing the sale of Shares, including, without limitation, compensation payable to Inland Securities Corporation, and which may, in the Company’s discretion, include reimbursement for any out-of-pocket, itemized and detailed due diligence expenses incurred in connection with investigating the Company or any offering of securities made by the Company.

“Net Income” means, for any period, the aggregate amount of total revenues applicable to the period less the expenses applicable to the same period other than additions to reserves for depreciation, bad debts or other similar noncash reserves and Acquisition Expenses to the extent not capitalized, provided, however, that Net Income shall not include any gain recognized upon the sale of the Company’s assets.

“Net Sales Proceeds” means the net proceeds from the sale, grant or conveyance of any Real Estate Assets, including assets owned by a Real Estate Operating Company that is acquired by the Company and operated as one of its subsidiaries, remaining after paying any property disposition fee less any costs incurred in selling the asset including, but not limited to, legal fees and selling commissions and further reduced by the amount of any indebtedness encumbering the asset and any amounts reinvested in one or more Real Estate Assets or set aside as a reserve within one hundred eighty (180) days of closing of sale, grant or conveyance.

“Offering” means the initial public offering of Shares on a “best efforts” basis pursuant to the Prospectus, as amended and supplemented from time to time.

“Offering Expenses” means all expenses incurred by, and to be paid from, the assets of the Company in connection with and in preparing the Company for registration and offering its Shares to the public, including, but not limited to, total underwriting and brokerage discounts and commissions (including fees and expenses of underwriters’ attorneys paid by the Company), expenses for printing, engraving and mailing, salaries of the employees of the Company, or the Sponsor and its Affiliates, while engaged in sales activity, charges of transfer agents, registrars, trustees, escrow holders, depositaries and experts, expenses of qualifying the sale of the Shares under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees and expenses, and which may, in the Company’s discretion, include reimbursement for any out-of-pocket, itemized and detailed expenses incurred in connection with investigating the Company or any offering of securities made by the Company.

 “Organization Expenses” means the aggregate of all Offering Expenses, including Selling Commissions and the Marketing Contribution.

 “Permitted Investment” means any investment that the Company may acquire pursuant to the Articles of Incorporation or its bylaws, including any investment in collateralized mortgage-backed securities and any investment or purchase of interests in a Real Estate Operating Company or other entity owning Properties or loans.

“Person” means any individual, corporation, business trust, estate, trust, partnership, limited liability company, association, two or more persons having a joint or common interest or any other legal or commercial entity.

“Priority Return” means a non-cumulative, non-compounded return, equal to six percent (6%) per annum on Invested Capital, paid on an aggregate basis from distributions from all sources.

“Property” or “Properties” means interests in (i) Real Property, (ii) long-term ground leases or (iii) any buildings, structures, improvements, furnishings, fixtures and equipment, whether or not located on the Real Property, in each case owned or to be owned by the Company either directly or indirectly through one or more Affiliates, joint ventures, partnerships or other legal entities.

“Property Acquisition Agreement” means that certain Property Acquisition Agreement, dated August 24, 2009, among the Company, the Business Manager and Acquisition Co.

 “Prospectus” has the meaning set forth in Section 2(10) of the Securities Act of 1933, as amended (the “Securities Act”), including a preliminary prospectus, an offering circular as described in Rule 253 of the General Rules and Regulations under the Securities Act, or, in the case of an intrastate offering, any document by whatever name known, utilized for the purpose of offering and selling the Shares to the public.

“Purchase Price Limit” means, at the time of calculation, the lesser of: (i) the sum of 0.1875% of Average Invested Assets calculated for each of the preceding four calendar quarters, multiplied by two (2); and (ii) 1.5% of the amount of the Company’s total assets as set forth on the most recent audited balance sheet prior to closing the applicable transaction, adjusted to give effect to any acquisitions of Real Estate Assets that were probable or completed since the date of that audited balance sheet.

“Real Estate Assets” means any and all investments in: (i) Properties; (ii) loans, or other evidence of indebtedness, secured, directly or indirectly, by interests in Real Property; or (iii) other Permitted Investments (including all rents, income profits and gains therefrom), in each case whether real, personal or otherwise, tangible or intangible, that are transferred or conveyed to, or owned or held by, or for the account of, the Company or any of its subsidiaries.

“Real Estate Manager” means any of Inland Diversified Real Estate Services LLC, Inland Diversified Asset Services LLC, Inland Diversified Leasing Services LLC and Inland Diversified Development Services LLC, each a Delaware limited liability company, or any of their successors or assigns, or entities owned or controlled by the Sponsor and engaged by the Company to manage a Property or Properties.

“Real Estate Operating Company” means: (i) any entity that has equity securities registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (ii) any entity that files periodic reports under Sections 13 or 15(d) of the Exchange Act; or (iii) any other entity; provided, that in each case, the entity, either itself or through its subsidiaries:

(a) owns and operates interests in real estate on a going concern basis rather than as a conduit vehicle for investors to participate in the ownership of assets for a limited period of time;

(b) has a policy or purpose of, or the authority for, reinvesting sale, financing or refinancing proceeds or cash from operations;

(c) has its own directors, managers or managing general partners, as applicable; and

(d) either (1) has its own officers and employees that, on a daily basis, actively operate the entity and its subsidiaries and businesses, or (2) has retained the services of an Affiliate or sponsor of, or advisor to, the entity to, on a daily basis, actively operate the entity and its subsidiaries and businesses.

Notwithstanding the above, for these purposes, any joint venture or other partnership the Company may form with a third party, in which the Company is a member, equity holder or partner (whether the entity is consolidated or unconsolidated on the Company’s financial statements) will not constitute a Real Estate Operating Company.

“Real Estate-Related Security” means the real estate-related securities investments, including investments in commercial mortgage-backed securities, owned by the

Company, directly or indirectly through one or more of its subsidiaries, Affiliates or joint ventures, but excluding, for these purposes, ownership interests in a joint venture.

“Real Property” means land, rights or interests in land (including, but not limited to, leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on, or used in connection with, land and rights or interest in land.

“REIT” means a real estate investment trust as defined in Sections 856 through 860 of the Code.

“Sale” means any transaction or series of transactions, regardless of whether Net Sales Proceeds are distributed to Stockholders as a result thereof, whereby: (1) the Company directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Real Estate Asset or portion thereof, except for a contribution to a joint venture in which the Company, directly or indirectly, has, or will have, an ownership interest; (2) the Company directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Company in any joint venture in which it is a co-venturer or partner; (3) any joint venture directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Real Estate Asset or portion thereof (excluding for these purposes any loans or mortgage loans); (4) the Company or any joint venture directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, through any event which results in the Company or the joint venture, as applicable, receiving insurance proceeds or condemnation awards; (5) the Company directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any other Real Estate Asset not previously described in this definition or any portion thereof.  Notwithstanding anything to the contrary herein, the sale, grant, transfer or conveyance of any Real Estate-Related Security shall not be treated as a “Sale” hereunder.

 “Selling Commissions” means any and all commissions, not to exceed seven and one-half percent (7.5%) of the gross offering price of any Shares, payable to underwriters, dealer managers or other broker-dealers in connection with the sale of Shares.

“Shares” means the shares of common stock, par value $.001 per share, of the Company, and “Share” means one of those Shares.

 “Stockholders” means holders of shares of Equity Stock.

“Total Operating Expenses” means the aggregate expenses of every character paid or incurred by the Company as determined under GAAP, including the Management Fee and other fees payable hereunder, but excluding:

(a)

the expenses of raising capital such as Offering Expenses, Organization Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and listing of any shares of the Equity Stock;

(b)

property expenses incurred on an individual Property level;

(c)

interest payments;

(d)

taxes;

(e)

non-cash charges such as depreciation, amortization and bad debt reserves;

(f)

any incentive fees payable pursuant to Section 8(b) hereof; and

(g)

Acquisition Expenses, real estate commissions on resale of property and other expenses connected with acquiring, disposing and owning real estate interests, mortgage loans, or other property (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair and property improvements).

2.

Duties of the Business Manager. The Business Manager shall consult with the Company and furnish advice and recommendations with respect to all aspects of the business and affairs of the Company.  The Business Manager shall inform the Board of Directors of factors that come to the Business Manager’s attention that may, in its opinion, influence the policies of the Company.  Subject to the supervision of the Board of Directors and consistent with the provisions of the Articles of Incorporation, the Business Manager shall use commercially reasonable efforts to:

(a)

subject to the terms and conditions set forth in the Property Acquisition Agreement, identify potential investment opportunities in Real Estate Assets located in the United States and Canada, consistent with the Company’s investment objectives and policies; including but not limited to:

(i)

locating, analyzing and selecting potential investments in Real Estate Assets;

(ii)

structuring and negotiating the terms and conditions of acquisition and disposition transactions;

(iii)

arranging for financing and refinancing and making other changes in the asset or capital structure of the Company and disposing of and reinvesting the proceeds from the sale of, or otherwise deal with the investments in, Real Estate Assets; and

(iv)

overseeing leases and service contracts, on the Company’s behalf, for Real Estate Assets.

(b)

assist the Board of Directors in evaluating investment opportunities;

(c)

provide the Board of Directors with research and other statistical data and analysis in connection with the Company’s assets, operations and investment policies;

(d)

manage the Company’s day-to-day operations, consistent with the investment objectives and policies established by the Board of Directors from time to time;

(e)

investigate, select and conduct relations with lenders, consultants, accountants, brokers, real estate managers, attorneys, underwriters, appraisers, insurers, corporate fiduciaries, banks, builders and developers, sellers and buyers of investments and persons acting in any other capacity specified by the Company from time to time, and enter into contracts in the Company’s name with, and retaining and supervising services performed by, such parties in connection with investments that have been or may be acquired or disposed of by the Company;

(f)

cooperate with the Real Estate Managers in connection with real estate management services and other activities relating to the Company’s assets, subject to any requirement under the laws, rules and regulations affecting REITs that own Real Property that the Business Manager or the applicable Real Estate Manager, as the case may be, qualifies as an “independent contractor” as that phrase is used in connection with applicable laws, rules and regulations affecting REITs that own Real Property;

(g)

upon request of the Company, act, or obtain the services of others to act, as attorney-in-fact or agent of the Company in making, acquiring and disposing of investments, disbursing and collecting the funds, paying the debts and fulfilling the obligations of the Company and handling, prosecuting and settling any claims of the Company, including foreclosing and otherwise enforcing mortgage and other liens and security interests securing investments;

(h)

assist in negotiations on behalf of the Company with investment banking firms and other institutions or investors for public or private sales of securities of the Company or for other financing on behalf of the Company, provided that in no event may the Business Manager act as a broker, dealer, underwriter or investment advisor of, or for, the Company;

(i)

maintain, with respect to any Real Property and to the extent available, title insurance or other assurance of title and customary fire, casualty and public liability insurance;

(j)

supervise the preparation and filing and distribution of returns and reports to governmental agencies and to investors and act on behalf of the Company in connection with investor relations;

(k)

subject to the reimbursement of costs associated therewith, provide office space, equipment and personnel as required for the performance of the foregoing services as Business Manager;

(l)

advise the Board of Directors, from time to time, of the Company’s operating results and coordinate preparation, with each Real Estate Manager, of an operating budget including one, three and five year projections of operating results and such other reports as may be appropriate for each Real Estate Asset;

(m)

prepare, on behalf of the Company, all reports and returns required by the Securities and Exchange Commission, Internal Revenue Service and other state or federal governmental agencies relating to the Company and its operations;

(n)

undertake and perform all services or other activities necessary and proper to carry out the Company’s investment objectives;

(o)

provide the Company with, or arrange for, all necessary cash management services;

(p)

maintain the Company’s books and records including, but not limited to, appraisals and fairness opinions obtained in connection with acquiring or disposing Real Estate Assets; and

(q)

enter into ancillary agreements with the Sponsor and its Affiliates to arrange for the services and licenses to be provided by the Business Manager hereunder, as summarized on Schedule 2(q) hereto.

3.

No Partnership or Joint Venture. The Company and the Business Manager are not, and shall not be deemed to be, partners or joint venturers with each other.

4.

REIT Qualifications. Notwithstanding any other provision of this Agreement to the contrary, the Business Manager shall refrain from taking any action that, in its reasonable judgment or in any judgment of the Board of Directors of which the Business Manager has written notice, would adversely affect the qualification of the Company as a REIT under the Code or that would violate any law, rule or regulation of any governmental body or agency having jurisdiction over the Company or its securities, or that would otherwise not be permitted by the Articles of Incorporation. If any such action is ordered by the Board of Directors, the Business Manager shall promptly notify the Board of Directors that, in the Business Manager’s judgment, the action would adversely affect the Company’s status as a REIT or violate a law, rule or regulation or the Articles of Incorporation and shall refrain from taking such action pending further clarification or instruction from the Board of Directors.

5.

Bank Accounts. At the direction of the Board of Directors or the officers of the Company, the Business Manager shall establish and maintain bank accounts in the name of the Company, and shall collect and deposit into and disburse from such accounts moneys on behalf of the Company, upon such terms and conditions as the Board of Directors may approve, provided that no funds in any such account shall be commingled with funds of the Business Manager. The Business Manager shall, from time to time, as the Board of Directors or the officers of the Company may require, render appropriate accountings of such collections, deposits and disbursements to the Board of Directors and to the Company’s auditors.

6.

Fidelity Bond. The Business Manager shall not be required to obtain or maintain a fidelity bond in connection with performing its services hereunder.

7.

Information Furnished to the Business Manager. The Board of Directors will keep the Business Manager informed in writing concerning the investment and financing policies of the Company. The Board of Directors shall notify the Business Manager promptly in writing of the Board of Director’s intention to make any investments or to sell or dispose of any existing investments.

8.

Compensation. Subject to the provisions of Section 13 hereof, and in addition to any compensation for additional services that may be paid pursuant to Section 10 hereof, for services rendered hereunder the Company shall pay to the Business Manager the following:

(a)

Subject to satisfying the criteria described herein, the Company shall pay the Business Manager a quarterly Management Fee equal to a percentage of Average Invested Assets calculated as follows: (i) if the Company has declared distributions to the holders of its common stock during the prior calendar quarter just ended, in an amount equal to or greater than an average seven percent (7.0%) annualized distribution rate (assuming a share of common stock was purchased for $10.00), the Company will pay a fee equal to 0.1875% of Average Invested Assets for that prior calendar quarter; (ii) if the Company has declared distributions to the holders of its common stock during the prior calendar quarter just ended, in an amount equal to or greater than an average six percent (6.0%) annualized distribution rate but less than an average seven percent (7.0%) annualized distribution rate (in each case, assuming a share of common stock was purchased for $10.00), the Company will pay a fee equal to 0.1625% of Average Invested Assets for that prior calendar quarter; (iii) if the Company has declared distributions to the holders of its common stock during the prior calendar quarter just ended, in an amount equal to or greater than an average five percent (5.0%) annualized distribution rate but less than an average six percent (6.0%) annualized distribution rate (in each case, assuming a share of common stock was purchased for $10.00), the Company will pay a fee equal to 0.125% of Average Invested Assets for that prior calendar quarter; or (iv) if the Company does not satisfy the criteria in clauses (i), (ii) or (iii) of this Section 8(a) in a particular calendar quarter just ended, the Company will not pay a Management Fee for that prior calendar quarter.  In the event that clause (i), (ii) or (iii) of this Section 8(a) is satisfied, the Business Manager may decide, in its sole discretion, to be paid an amount less than the total amount that may be paid.  If the Business Manager decides to accept less in any particular quarter, the excess amount that is not paid may, in the Business Manager’s sole discretion, be waived permanently or accrued, without interest, to be paid at a later point in time.  The obligation to pay this fee will terminate if the Company acquires the Business Manager.

(b)

The Company shall pay the Business Manager an incentive fee equal to fifteen percent (15%) of the Net Sales Proceeds; provided that in no event shall the Company be obligated to pay an incentive fee unless and until all of its Stockholders have first received, on an aggregate basis, a ten percent (10%) per annum cumulative, non-compounded return on, plus return of, their Invested Capital.  Any amount due under this Section 8(b) shall be paid no later than five (5) days after the transaction generating Net Sales Proceeds closes; provided, that any amount that may be payable shall be reduced by all prior fees paid under this Section 8(b).  The obligation to pay this fee will terminate if the Company acquires the Business Manager.

(c)

Upon a Liquidity Event, the Company shall pay, within five (5) business days after the Determination Date, the Business Manager or its designee a listing fee, in an amount equal to fifteen percent (15%) of the amount by which (i) the Market Value plus the total distributions paid to Stockholders from the Company’s inception until the Determination Date exceeds (ii) the Invested Capital, less any distributions of Net Sales Proceeds or financing proceeds, plus the total distributions required to be made to the Stockholders in order to pay them the Priority Return from inception through the Determination Date.  In the event that, at the Determination Date, Stockholders have not received a return of their Invested Capital, less any distributions of Net Sales Proceeds or financing proceeds, plus the total distributions required to be made to the Stockholders in order to pay them the Priority Return, the obligation of the Company to pay the aforesaid listing fee shall continue and the listing fee shall be paid at the time that the Company has paid the total distributions required to be made to the Stockholders in order to pay them the Priority Return as herein calculated, provided, however, that the fee shall be calculated as described in this Section 8(c), as if the Priority Return would have been satisfied at the Determination Date.  The obligation to pay this fee will terminate if the Company acquires the Business Manager prior to a Liquidity Event.

9.

Expenses.

(a)

In addition to the compensation paid to the Business Manager pursuant to Section 8 and Section 10 hereof, and subject to the limits herein, the Company shall reimburse the Business Manager, the Sponsor and their respective Affiliates for all expenses attributable to the Company paid or incurred by the Business Manager, the Sponsor or their respective Affiliates in providing certain services and licenses hereunder, including all expenses and the costs of salaries and benefits of persons employed by the Business Manager, the Sponsor and their respective Affiliates and performing services for the Company, except for the salaries and benefits of persons who also serve as one of the Company’s executive officers or as an executive officer of the Business Manager or its Affiliates.  For purposes of this Section 9(a), secretary shall not be considered an “executive officer.”

(b)

Expenses that the Company shall reimburse pursuant to Section 9(a) hereof include, but are not limited to all:

(i)

Offering Expenses;

(ii)

expenses, including, Acquisition Expenses incurred in connection with selecting, acquiring and disposing of Real Estate Assets;

(iii)

the actual cost of goods and services purchased for and used by the Company and obtained from entities not affiliated with the Business Manager;

(iv)

interest and other costs for borrowed money, including points and other similar fees;

(v)

taxes and assessments on income or attributed to Real Property;

(vi)

premiums and other associated fees for insurance policies including director and officer liability insurance;

(vii)

expenses of managing and operating Real Estate Assets owned by the Company, whether payable to an Affiliate of the Company or a non-affiliated Person;

(viii)

fees and expenses paid to members of the Board of Directors and the fees and costs of any meetings of the Board of Directors or Stockholders;

(ix)

expenses associated with listing or with issuing Shares and securities, including advertising expenses, taxes, legal and accounting fees, listing and registration fees and other Organization Expenses except for Selling Commissions or other fees and expenses paid by the Dealer Manager to any Soliciting Dealer (as those terms are defined in the Dealer Manager Agreement) pursuant to that certain Dealer Manager Agreement dated August 24, 2009 by and between the Company and Inland Securities Corporation;

(x)

expenses associated with dividends or distributions paid in cash or otherwise made or caused to be made by the Company to Stockholders;

(xi)

expenses of organizing the Company and filing, revising, amending, converting or modifying the Articles of Incorporation or the bylaws;

(xii)

expenses associated with Stockholder communications including the cost of preparing, printing and mailing annual reports, proxy statements and other reports required by governmental entities;

(xiii)

administrative service expenses charged to, or for the benefit of, the Company by non-affiliated third parties;

(xiv)

audit, accounting and legal fees charged to, or for the benefit of, the Company by non-affiliated third parties;

(xv)

transfer agent and registrar’s fees and charges;

(xvi)

expenses relating to any offices or office facilities maintained solely for the benefit of the Company that are separate and distinct from the Company’s executive offices;

(xvii)

payments made to Affiliates of the Sponsor for the services and licenses provided for the benefit of the Company; and

(xviii)

expenses incurred in connection with any Liquidity Event or qualifying business combination.

(c)

The Company shall also reimburse the Business Manager, the Sponsor and their respective Affiliates pursuant to Section 9(a) hereof for the salaries and benefits of persons employed by the Business Manager, the Sponsor or their respective Affiliates and performing services for the Company, subject to the following:

(i)

In the case of employees of the Sponsor who also provide services for other entities sponsored by, or affiliated with, the Sponsor, the Company shall reimburse only a pro rata portion of the salary and benefits of these persons based on the amount of time spent by such persons on matters for the Company compared to the time spent by such persons on all other matters including the Company’s matters.

(ii)

In the case of services provided by the Affiliates of the Sponsor, and unless otherwise agreed to in writing by the Company or the Business Manager, the Company shall be responsible for the payment of the charges billed by such Affiliates for work done for the benefit of the Company.  Such charges shall be based upon: (A) such Affiliate’s “hourly billing rate” of its employees, (B) fixed amounts or (C) a combination of the “hourly billing rate” and fixed amounts, all as set forth in the respective Affiliate ancillary agreements between the Business Manager or the Company and the Affiliate.  The “hourly billing rate” for employees of Affiliates of the Sponsor shall be based on the budgeted salaries, benefits, overhead and operating expenses of such Affiliates.  In the event that an Affiliate of the Sponsor providing services for the benefit of the Company has revenues for any one Fiscal Year that exceed its expenses for that year, such Affiliate shall rebate the excess on a pro rata basis to its clients based on the revenues attributable to such client.

(d)

The Business Manager shall prepare a statement documenting the expenses paid or incurred by the Business Manager, the Sponsor and their respective Affiliates for the Company on a monthly basis.  The Company shall reimburse the Business Manager, the Sponsor and their respective Affiliates for these expenses within twenty (20) days after receipt of such statements.  With respect to expenses incurred by Affiliates of the Sponsor related to services and licenses provided for the benefit of the Company, or payments made for these services and licenses, the Business Manager, in its sole discretion, may arrange for payment to be made directly from the Company to the Affiliates of the Sponsor.

(e)

The Business Manager shall cause the Sponsor and its Affiliates to direct their employees, who perform services for the Company, to keep time sheets or other appropriate billing records and receipts in connection with any reimbursement of expenses made by the Company pursuant to this Section 9.  All time sheets or other appropriate billing records or receipts shall be made available to the Company upon reasonable request to the Business Manager.

(f)

Permitted reimbursements shall include salaries and related salary expenses for services that could be performed directly for the Company by independent, non-affiliated third parties such as legal, accounting, transfer agent, data processing and duplication, but that the Business Manager, Sponsor or their respective Affiliates elect to perform. The Business Manager believes that the employees of the Business Manager, the Sponsor and their respective Affiliates who may perform services for the Company for which reimbursement is allowed, will have the experience and educational background, in their respective fields of expertise, appropriate for the performance of any such services.

10.

Compensation for Additional Services, Certain Limitations.

(a)

The Company and the Business Manager will separately negotiate and agree on the fees for any additional services that the Company asks the Business Manager or its Affiliates to render in addition to those set forth in Section 2 hereof.  Any additional fees or reimbursements to be paid by the Company in connection with the additional services must be fair and reasonable and shall be approved by a majority of the Board of Directors, including a majority of the Independent Directors.

(b)

In extraordinary circumstances fully justified to the official or agency administering the appropriate state securities laws, the Business Manager and its Affiliates may provide other goods and services to the Company if all of the following criteria are met:

(i)

the goods or services must be necessary to the prudent operation of the Company; and

(ii)

if at least ninety-five percent (95%) of gross revenues attributable to the business of rendering such services or selling or leasing such goods are derived from Persons other than Affiliates of the Business Manager, the compensation, price or fee charged by an unaffiliated Person who is rendering comparable services or selling or leasing comparable goods must be on competitive terms in the same geographic location. Extraordinary circumstances shall be presumed to exist only when there is an emergency situation requiring immediate action by the Business Manager or its Affiliates and the goods or services are not immediately available from unaffiliated parties. Services that may be performed in extraordinary circumstances include emergency maintenance of Real Estate Assets, janitorial and other related services due to strikes or lockouts, emergency tenant evictions and repair services that require immediate action, as well as operating and releasing Properties with respect to which the leases are in default or have been terminated.

11.

Business Combinations. If, pursuant to the direction of the Board of Directors, the Company elects to acquire the Business Manager and any Real Estate Managers in connection with (a) a Sale of all or substantially all of the Real Estate Assets or (b) a Liquidity Event, the aggregate purchase price to be paid by the Company to acquire the Business Manager and the

Real Estate Managers shall not exceed the Purchase Price Limit and that the purchase price shall be paid in the form of Shares rather than cash.  For purposes of calculating the aggregate purchase price, any costs or expenses of the transaction(s) that the Company may agree to pay or reimburse for either: (i) costs and expenses the Business Manager or Real Estate Managers have incurred on the Company’s behalf; or (ii) costs and expenses the Business Manager or Real Estate Managers incur directly in connection with the transaction(s), and any fees or costs of the transaction or transactions, shall be excluded.  Any acquisition of the Business Manager and Real Estate Managers shall be subject to the negotiation and execution of definitive agreements acceptable to both parties.

12.

Statements.  The Business Manager shall furnish to the Company, not later than the tenth (10th) day following the end of each calendar quarter, beginning with the second calendar quarter of the term of this Agreement, a statement computing any Management Fee or incentive fee payable hereunder. The Business Manager shall also furnish to the Company, not later than the thirtieth (30th) day following the end of each Fiscal Year, a statement computing the fees payable to the Business Manager, the Sponsor or their respective Affiliates for the just completed Fiscal Year; provided that any compensation payable hereunder shall be subject to adjustments in accordance with, and upon completion of, the annual audit of the Company’s financial statements.

13.

Reimbursement by Business Manager. The Business Manager shall be obligated to reimburse the Company in the following circumstances:

(a)

On or before the fifteenth (15th) day after the completion of the annual audit of the Company’s financial statements for each Fiscal Year, the Business Manager shall reimburse the Company for the amounts, if any, by which the Total Operating Expenses (including the Management Fee and other fees payable hereunder) of the Company for the Fiscal Year just ended exceeded the greater of:

(i)

two percent (2%) of the total of the Average Invested Assets for the just ended Fiscal Year; or

(ii)

twenty-five percent (25%) of the Net Income for the just ended Fiscal Year;

provided, however, that the Business Manager may satisfy any obligation under this Section 13(a) by reducing the amount to be paid the Business Manager under Section 8 or Section 10 hereunder until the Business Manager has satisfied its obligations under this Section 13(a); provided, further, that the Board of Directors, including a majority of the Independent Directors of the Company, may reduce the amount due under this Section 13(a) upon a finding that the increased expenses were caused by unusual or nonrecurring factors.

(b)

If the aggregate of all Organization Expenses exceeds fifteen percent (15%) of the Gross Offering Proceeds or all Offering Expenses (excluding any Selling Commissions and the Marketing Contribution) exceed five percent (5.0%) of the Gross Offering Proceeds, the Business Manager or its Affiliates shall reimburse the Company for, or pay directly, any excess Organization Expenses or Offering Expenses incurred by the Company above these limits.

14.

Other Activities of the Business Manager.  Nothing contained herein shall prevent the Business Manager or an Affiliate of the Business Manager from engaging in any other business or activity including rendering services or advising on real estate investment opportunities to any other Person or entity.  Directors, officers, employees and agents of the Business Manager or of Affiliates of the Business Manager may serve as directors, trustees, officers, employees or agents of the Company, but shall receive no compensation (other than reimbursement for expenses) from the Company for this service.

15.

Term; Termination of Agreement. This Agreement shall have an initial term of one year and, thereafter, will continue in force for successive one year renewals with the mutual consent of the parties including an affirmative vote of a majority of the Independent Directors.  It is the duty of the Board of Directors to evaluate the performance of the Business Manager annually before renewing this Agreement, and each renewal shall be for a term of no more than one year.  Each extension shall be executed in writing by both parties hereto prior to the expiration of this Agreement or of any extension thereof.

Notwithstanding any other provision of the Agreement to the contrary, this Agreement may be terminated, without cause or penalty, by the Company upon a vote of a majority of the Independent Directors or by the Business Manager, by providing no less than sixty (60) days’ prior written notice to the other party. In the event of the termination of this Agreement, the Business Manager will cooperate with the Company and take all reasonable steps requested to assist the Board of Directors in making an orderly transition of the functions performed hereunder by the Business Manager.

This Agreement shall also terminate upon the closing of a business combination between the Company and the Business Manager.

If this Agreement is terminated pursuant to this Section 15, the parties shall have no liability or obligation to each other including any obligations imposed by Section 2(a) hereof, except as provided in Section 18.

16.

Assignments. The Business Manager may not assign this Agreement except to a successor organization that acquires substantially all of its property and carries on the affairs of the Business Manager; provided that following the assignment, the persons who controlled the operations of the Business Manager immediately prior thereto, control the operations of the successor organization, including the performance of duties under this Agreement; however, if at any time subsequent to the assignment these persons cease to control the operations of the successor organization, the Company may thereupon terminate this Agreement.  This Agreement shall not be assignable by the Company without the consent of the Business Manager.  Any assignment of this Agreement shall bind the assignee hereunder in the same manner as the assignor is bound hereunder.

17.

Default, Bankruptcy, etc. At the sole option of the Company, this Agreement shall be terminated immediately upon written notice of termination from the Board of Directors to the Business Manager if any of the following events occurs:

(a)

the Business Manager violates any provisions of this Agreement and after notice of the violation, the default is not cured within thirty (30) days; or

(b)

a court of competent jurisdiction enters a decree or order for relief in respect of the Business Manager in any involuntary case under the applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoints a receiver liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Business Manager or for any substantial part of its property or orders the winding up or liquidation of the Business Manager’s affairs not dismissed within ninety (90) days; or

(c)

the Business Manager commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, or consents to the appointment of, or taking possession by, a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Business Manager or for any substantial part of its property, or makes any general assignment for the benefit of creditors, or fails generally to pay its debts, as they become due.

The Business Manager agrees that if any of the events specified in subsections (b) and (c) of this Section 17 occur, it will give written notice thereof to the Company within seven (7) days after the occurrence of such event.

18.

Action Upon Termination; Survival of Certain Provisions. Except as otherwise set forth herein, upon termination of this Agreement, the parties shall have no further liability or obligation hereunder, provided this Section 18 shall survive termination of this Agreement.  The Business Manager shall not be entitled to compensation after the date of termination, but shall be paid all compensation accruing or accrued to the date of termination, or which the Business Manager has deferred and then elects to be paid at the time of termination; provided, that: (a) with respect to any Management Fee payable under Section 8(a) of this Agreement for the calendar quarter in which the termination occurred, the Business Manager shall be paid on a pro rata basis through the date of termination, based on the number of days for which the Business Manager served as such under this Agreement; and (b) in the event this Agreement terminates in connection with a business combination between the Company, the Business Manager and the Real Estate Managers, then with respect to any incentive fee payable under Section 8(b) or listing fee payable under Section 8(c), the Business Manager, or its successor or designee, shall be entitled to any incentive fee payable under Section 8(b) or listing fee payable under Section 8(c) after the date of termination of this Agreement that it would have been entitled to had this Agreement not been terminated, including any fee that requires determining Market Value at a point after the closing the business combination. Upon termination of this Agreement, the Business Manager shall:

(a)

pay over to the Company all moneys collected and held for the account of the Company pursuant to this Agreement, after deducting any accrued compensation and reimbursement for expenses to which the Business Manager is entitled;

(b)

deliver to the Board of Directors a full accounting, including a statement showing all payments collected by the Business Manager and a statement of all money held by the Business Manager, covering the period following the date of the last accounting furnished to the Board of Directors;

(c)

deliver to the Board of Directors all property and documents of the Company then in the custody of the Business Manager; and

(d)

cooperate with the Company and take all reasonable steps requested by the Company to assist the Board of Directors in making an orderly transition of the functions performed by the Business Manager.

19.

Non-Solicitation. During the period commencing on the date on which this Agreement is entered into and ending one year following the termination of this Agreement, the Company shall not, without the Business Manager’s prior written consent, directly or indirectly; (i) solicit or encourage any person to leave the employment or other service of the Business Manager or its Affiliates; or (ii) offer to hire, on behalf of the Company or any other person, firm, corporation or other business organization, any person who has left the employment of the Business Manager or its Affiliates, within the one year period following the termination of that person’s employment the Business Manager or its Affiliates; provided, however, that this Section 19 shall not prohibit: (x) solicitations directed to the general public, which are not directed to specific individuals or employees of the Business Manager or its Affiliates; (y) solicitations of persons whose employment was terminated by the Business Manager or its Affiliates within six months of the date this Agreement is terminated; or (z) solicitations of persons who have terminated their employment with the Business Manager or its Affiliates without any prior solicitation by the Company or any subsidiary thereof.  During the period commencing on the date hereof through and ending one year following the termination of this Agreement, the Company shall not, whether for its own account or for the account of any other person, firm, corporation or other business organization, intentionally interfere with the relationship of the Business Manager with, or endeavor to entice away from the Business Manager, any person who during the term of the Agreement is, or during the preceding one-year period, was a client of the Business Manager.

20.

Tradename and Marks.  Concurrent with executing this Agreement, the Company will enter into a license agreement granting the Company the right, subject to the terms and conditions of license agreement, to use the “Inland” name and marks.

21.

Amendments. This Agreement shall not be amended, changed, modified, terminated or discharged in whole or in part except by an instrument in writing signed by both parties hereto, or their respective successors or assigns, or otherwise provided herein.

22.

Successors and Assigns. This Agreement shall inure to the benefit of, and shall bind, any successors or assigns of the parties hereto.

23.

Governing Law.  The provisions of this Agreement shall be governed, construed and interpreted in accordance with the internal laws of the State of Illinois without regard to its conflicts of law principles.

24.

Liability and Indemnification.

(a)

The Company shall indemnify the Business Manager and its officers, directors, employees and agents (individually an “Indemnitee”, collectively the “Indemnitees”) to the same extent as the Company may indemnify its officers, directors, employees and agents under its Articles of Incorporation and bylaws so long as:

(i)

the Board of Directors has determined, in good faith, that the course of conduct that caused the loss, liability or expense was in the best interests of the Company;

(ii)

the Indemnitee was acting on behalf of, or performing services for, the Company;

(iii)

the liability or loss was not the result of negligence or misconduct on the part of the Indemnitee; and

(iv)

any amounts payable to the Indemnitee are paid only out of the Company’s net assets and not from any personal assets of any Stockholder.

(b)

The Company shall not indemnify any Indemnitee for losses, liabilities or expenses arising from, or out of, an alleged violation of federal or state securities laws (“Securities Claims”) by any Indemnitee seeking indemnity unless one or more of the following conditions are met:

(i)

there has been a successful adjudication for the Indemnitee on the merits of each count involving alleged Securities Claims as to such Indemnitee;

(ii)

the Securities Claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to such Indemnitee; or

(iii)

a court of competent jurisdiction approves a settlement of the Securities Claims and finds that indemnification of the settlement and related costs should be made and the court considering the request has been advised of the position of the Securities and Exchange Commission and the published opinions of any state securities regulatory authority in which securities of the Company were offered and sold with respect to the availability or propriety of indemnification for Securities Claims.

(c)

The Company shall advance amounts to Indemnitees entitled to indemnification hereunder for legal and other expenses and costs incurred as a result of any legal action for which indemnification is being sought only if all of the following conditions are satisfied:

(i)

the legal action relates to acts or omissions with respect to the performance of duties or services by the Indemnitee for or on behalf of the Company;

(ii)

the legal action is initiated by a third party and a court of competent jurisdiction specifically approves the advance; and

(iii)

the Indemnitee receiving the advances undertakes to repay any monies advanced by the Company, together with the applicable legal rate of interest thereon, in any case(s) in which a court of competent jurisdiction finds that the party is not entitled to be indemnified.

25.

Notices.  All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered:  (i) when delivered personally or by commercial messenger; (ii) one business day following deposit with a recognized overnight courier service, provided the deposit occurs prior to the deadline imposed by the overnight courier service for overnight delivery; (iii) when transmitted, if sent by facsimile copy, provided confirmation of receipt is received by sender and is sent by an additional method provided hereunder, in each case above provided the notice of communication is addressed to the intended recipient thereof as set forth below:

If to the Company:	Inland Diversified Real Estate Trust, Inc. 2901 Butterfield Road Oak Brook, IL 60523 Attention: Ms. Roberta S. Matlin Telephone: (630) 218-8000 Facsimile: (630) 218-4955

If to the Business Manager:	Inland Diversified Business Manager & Advisor Inc. 2901 Butterfield Road Oak Brook, IL 60523 Attention: Mr. Barry L. Lazarus Telephone: (630) 218-8000 Facsimile: (630) 218-4955

If to the Sponsor:	Inland Real Estate Investment Corporation 2901 Butterfield Road Oak Brook, IL 60523 Attention: Ms. Brenda G. Gujral Telephone: (630) 218-8000 Facsimile: (630) 218-4955

Any party may at any time give notice in writing to the other party of a change of its address for the purpose of this Section 24.

26.

Conflicts of Interest and Fiduciary Relationship to the Company and to the Company’s Stockholders. The Company and the Business Manager recognize that their relationship is subject to various conflicts of interest. The Business Manager, on behalf of itself and its Affiliates, acknowledges that the Business Manager and its Affiliates have a fiduciary relationship to the Company and to the Stockholders. The Business Manager, on behalf of itself and its Affiliates, shall endeavor to balance the interests of the Company with the interests of the Business Manager and its Affiliates in making any determination where a conflict of interest exists between the Company and the Business Manager or its Affiliates.

27.

Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Business Management Agreement, effective as of the date first above written.

COMPANY:		BUSINESS MANAGER:

Inland Diversified Real Estate Trust, Inc.		Inland Diversified Business Manager & Advisor Inc.

By:	/s/ Roberta S. Matlin	By:	/s/ Barry L. Lazarus
Name:	Ms. Roberta S. Matlin	Name:	Mr. Barry L. Lazarus
Its:	Vice President	Its:	President

SPONSOR (solely for purposes of Section 11 of this Agreement):

Inland Real Estate Investment Corporation

		By:	/s/ Brenda G. Gujral
		Name:	Ms. Brenda G. Gujral
		Its:	Chief Executive Officer

Signature Page — Amended and Restated Business Management Agreement

Schedule 2(q)

The Business Manager shall enter into ancillary agreements with the Sponsor and its Affiliates to arrange for the services and licenses to be provided by the Business Manager under the Agreement, as summarized below.

•

Brokerage Services.  An affiliate of the Sponsor will facilitate transactions in real-estate related loans and commercial mortgage backed securities.  The service provider will not be reimbursed for any expenses incurred in providing these services.

•

Communications Services.  Inland Communications, Inc. will provide marketing, communications and media relations services, including designing and placing advertisements, editing marketing materials, preparing and reviewing press releases, distributing certain stockholder communications and maintaining branding standards.

•

Computer Services.  Inland Computer Services, Inc. (“ICS”) will provide data processing, computer equipment and support services and other information technology services, including custom application, development and programming, support and troubleshooting, data storage and backup, email services, printing services and networking services, including Internet access.

•

Insurance and Risk Management Services.  Inland Risk and Insurance Management Services, Inc. will provide insurance and risk management services, including negotiating and obtaining insurance policies, managing sales contracts, leases and other real estate or corporate agreements and documents and settling claims and reviewing and monitoring the Company’s insurance policies.

•

Legal Services.  The Inland Real Estate Group, Inc. will provide legal services, including drafting and negotiating real estate purchase and, performing due diligence and rendering legal opinions.

•

Mortgage Placement Services.  Inland Mortgage Brokerage Corporation (“IMBC”) and Inland Commercial Mortgage Corporation (“ICMC”) will place mortgages.  IMBC and ICMC will not be reimbursed for any expenses incurred in providing these services.

•

Mortgage Servicing.  Inland Mortgage Servicing Corporation (“IMSC”) will service mortgages.  IMSC will not be reimbursed for any expenses incurred in providing these services.

•

Office Services.  Inland Office Services, Inc. (“IOS”) will provide office and administrative services, including purchasing and maintaining office supplies, office equipment and furniture, installing and maintaining telephones, providing mailroom, courier and switchboard services and procurement services.  IOS will negotiate and manage contract programs including but not limited to business travel, cellular phone services and shipping services.

•

Personnel Services.  Inland Human Resource Services, Inc. will provide personnel services, including pre-employment services, new hire services, human resources, benefit administration and payroll and tax administration.

•

Property Tax Services.  Investors Property Tax Services, Inc. will provide property tax services, including tax reduction, such as monitoring properties and seeking ways to lower assessed valuations, and tax administration, such as coordinating payment of real estate taxes.

•

Software License.  ICS will grant the Business Manager a non-exclusive and royalty-free right and license to use and copy software owned by ICS and to use certain third party software according to the terms of the applicable third party licenses to ICS, all in connection with the Business Manager’s obligations under the Agreement.  ICS will provide the Business Manager with all upgrades to the licensed software.

2